THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Supplement dated February 22, 2016

PROSPECTUSES DATED MAY 1, 2015

NML VARIABLE ANNUITY ACCOUNT A

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT B

SUPPLEMENT TO THE PROSPECTUSES

FLEXIBLE PAYMENT VARIABLE ANNUITY

FLEXIBLE PAYMENT VARIABLE ANNUITY (FEE-BASED)

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

GROUP COMBINATION ANNUITY

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

This Supplement amends certain information contained in the Prospectuses referenced above.

As of January 1, 2016, in the section titled, “Investment Options – Variable Options – Neuberger Berman Advisers Management Trust” in the Account A Individual Flexible Payment Variable Annuity and Fee-Based Prospectuses, the Account B Flexible Payment Variable Annuity and Fee Based Prospectuses, and the Account C Group Combination Annuity Prospectus; and, in the section titled “Investment Options - Neuberger Berman Advisers Management Trust” in the Account C Network Edition Prospectus, the section is amended to read as follows:

Neuberger Berman Advisers Management Trust The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman Investment Advisers LLC

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated February 22, 2016